EXHIBIT  10.19

                          RANGER AEROSPACE CORPORATION

                             1999 STOCK OPTION PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN
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          The  1999  Stock  Option  Plan  (the  "Plan")  of  Ranger  Aerospace
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Corporation,  a  Delaware  corporation  (the "Company"), adopted by the Board of
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Directors  of  the  Company  is  for  executives  and other key employees of the
Company and is intended to advance the best interests of the Company by providing those persons with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to continue to contribute to the success of the Company. The availability and offering of stock options under the Plan increases the Company's ability to attract and retain the services of individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The Plan will became effective as of the date set forth above and, unless terminated earlier pursuant to the terms hereof, the Plan shall terminate on December 31, 2008.


                                   ARTICLE II

                                   DEFINITIONS
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          For  purposes  of the Plan, except where the context clearly indicates otherwise,  the  following  terms  shall  have  the  meanings  set  forth below:

          "Board"  shall  mean  the  Board  of  Directors  of  the  Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

          "Committee"  shall  mean  the  Compensation Committee of the Board, or
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such  other  committee  of  the  Board  which  may be designated by the Board to administer  the  Plan.


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          "Common  Stock"  shall  mean  the  Company's Class B Non-Voting Common
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Stock,  par  value  $.01 per share, or, in the event that the outstanding Common
Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "Participant"  shall  mean  any  person  who  has  been  selected  to
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participate  in  the  Plan  by  the  Committee  or  the  Board.


                                   ARTICLE III

                                 ADMINISTRATION
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          The  Plan  shall  be administered by the Committee; provided, however, that if for any-reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt. amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and
(vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, subject to such limitations as may be imposed by the Code or other applicable law. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.


                                   ARTICLE IV

                         LIMITATION ON AGGREGATE SHARES
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          The number of shares of Common Stock with respect to which options may be  granted  under  the  Plan  (the  "Options") and which may be issued upon the
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exercise thereof shall not exceed, in the aggregate, 1,000,000 shares; provided, however, that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of
Section 6.7 below. To the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of shares of Common Stock thereunder, such shares shall not again be available under the Plan. The 1,000,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Board shall determine.


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                                    ARTICLE V

                                     AWARDS
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          5.1  Options.  The  Committee  may  grant  Options  to Participants in
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accordance  with  this  Article  V.


          5.2     Form  of  Option.  Options granted under this Plan may only be
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nonqualified  stock options and are not intended to be "incentive stock options"
within  the  meaning  of  Section  422  of  the  Code.


          5.3     Exercise  Price.  The  option exercise price shall be fixed by
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the  Committee.

          5.4     Exercisabilitv.  Options  shall be exercisable at such time or
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times  as  the  Committee  shall  determine  at  or  subsequent  to  grant.

          5.5     Payment of Exercise Price. Options shall be exercised in whole
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or  in  part  by written notice to the Company accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order) or, in such other manner as may be determined by the Committee.

          5.6     Terms  of  Options.  The Committee shall determine the term of
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each  Option,  which  term  shall  in no event exceed ten years from the date of grant.


                                   ARTICLE VI

                               GENERAL PROVISIONS
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          6.1     Conditions  and  Limitations  on Exercise. Options may be made
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exercisable  in  one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company of certain performance goals, as the Committee shall decide in each case when the Options are granted.

          6.2     Written  Agreement.  Each  Option  granted  hereunder  to  a
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Participant  shall  be  embodied  in a written agreement (an "Option Agreement")
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which  shall  be  signed  by  the Participant and by an executive officer of the
Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions prescribed herein including, but not limited to, (i)


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the right of the Company and such other persons as the Committee shall designate
("Designees") to repurchase from each Participant, and such Participant's transferees, all shares of Common Stock issued or issuable to such Participant on the exercise of an Option in the event of such Participant's termination of employment, (ii) rights of first refusal granted to the Company and Designees,
(iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable.

          6.3     Listing.  Registration  and  Compliance  with  Laws  and
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Regulations. Options shall be subject to the requirement that if at any time the
Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

          6.4     Nontransferabilitv.  Options may not be transferred other than
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by  will or the laws of descent and distribution and, during the lifetime of the
Participant, may be exercised only by such Participant (or his legal guardian or legal representative in the event the participant is disabled). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

          (i) by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

          (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.


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          6.5     Expiration  of  Options.  In  no  event  shall any part of any
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Option be exercisable after the date of expiration thereof, as determined by the
Committee  pursuant  to  Section  5.6  above.

          6.6     Withholding  of  Taxes.  The  Company  shall  be  entitled, if
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necessary  or  desirable,  to  withhold  from any amounts due and payable by the
Company to any Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares of Common Stock issuable under the Plan, and the Company may defer such issuance unless indemnified to its satisfaction.

          6.7     Adjustments.  In  the  event  of  any  reorganization,
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recapitalization,  stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee shall make such adjustment as it deems equitable in respect of outstanding Options, including revision of outstanding Options so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Board or Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, or restricted shares may, at the discretion of the Committee, be eliminated.

          6.8     Rights  of  Participants.  Nothing in the Plan shall interfere
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with or limit in any way the right of the Company to terminate any Participant's employment with the Company or any of its subsidiaries at any time (with or without cause), nor confer upon any Participant any right to continue in the employ of the Company or any of its subsidiaries for any period of time or to continue his present (or any other) rate of compensation and, except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of termination of any Participant's employment with the Company (including, but not limited to, the termination of a Participant's employment by the Company without cause) any portion of such Participant's Option that was riot previously vested and exercisable will expire and be forfeited as of the date of such termination. No employee of the Company shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

          6.9     Amendment,  Suspension  and  Termination of Plan. The Board or
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the  Committee  may  suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided, however, that no such amendment shall be made without stockholder approval to the extent such approval is required by


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law, agreement or the rules of any exchange upon which the Common Stock or other securities of the Company is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the suspension or termination of the Plan.

          6.10     Amendment,  Modification  and  Cancellation  of  Outstanding
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Options.  The  Committee  may  amend  or  modify any Option in any manner to the
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extent  that the Committee would have had the authority under the Plan initially to grant such Option; provided that except as expressly provided herein, no such amendment or modification shall impair the rights of any Partici-pant under any Option without the consent of such Participant. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

          6.11     Indemnification.  In  addition  to  such  other  rights  of
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indemnification  as  they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.11 only' if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, bad no reasonable cause to believe that such conduct was unlawflul; and further provided that upon the institution of any such action, suit or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.


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